================================================================================



                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: November 7, 2005

                Date of earliest event reported: November 3, 2005


                              UNITED MEDICORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                         Commission File Number 1-10418


                 DELAWARE                                       75-2217002
      (State or other jurisdiction of                        (I.R.S. Employer
      incorporation or organization)                        Identification No.)

           200 N. Cuyler Street
               Pampa, Texas                                        79065
 (Address of principal executive offices)                       (Zip Code)

       Registrant's Telephone Number, Including Area Code: (806) 669-9223

                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




================================================================================

Item 5.02 Departure of Directors or Principal Officers:

(b)

Effective November 3, 2005, Mr. John F. Lewis resigned from the Board of Directors of United Medicorp, Inc.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              UNITED MEDICORP, INC.
                                  (Registrant)



By:   /s/ Peter W. Seaman                               Date: November 7, 2005
      ---------------------------------------                 ----------------
      Peter W. Seaman
      Chairman and Chief Executive Officer
      (Principal Accounting Officer)